UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2016

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 210-3700

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2016, Sorrento Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “ABG Purchase Agreement”) with ABG SRNE Limited and Ally Bridge LB Healthcare Master Fund Limited (collectively, “Ally Bridge”), pursuant to which, among other things, the Company agreed to issue and sell to Ally Bridge and other purchasers that may be designated by Ally Bridge (collectively, the “ABG Purchasers”), in a private placement transaction (the “ABG Private Placement”), up to $50,000,000 in shares of common stock of the Company (“Common Stock”) and warrants to purchase shares of Common Stock. Upon the closing of the ABG Private Placement, the Company will issue to each ABG Purchaser (1) such number of shares (the “ABG Shares”) of Common Stock as is equal to the amount of such ABG Purchaser’s investment divided by $5.55, and (2) a warrant to purchase such number of shares of Common Stock as is equal to 30% of the ABG Shares sold and issued to such ABG Purchaser (each, an “ABG Warrant”); provided that, following the consummation of the ABG Private Placement, Ally Bridge and its affiliates will not beneficially own more than 9.99% of the outstanding shares of Common Stock. Each ABG Warrant will have an exercise price of $8.50 per share, will be immediately exercisable upon issuance, will have a term of three years and will be exercisable on a cash or cashless exercise basis.

Under the terms of the ABG Purchase Agreement, the Company is obligated to prepare and file with the Securities and Exchange Commission (the “SEC”), within 30 days of the closing date of the ABG Private Placement, a registration statement to register for resale the ABG Shares and the shares of Common Stock issuable upon exercise of each ABG Warrant (the “ABG Warrant Shares”), and may be required to effect certain registrations to register for resale the ABG Shares and the ABG Warrant Shares in connection with certain “piggy-back” registration rights granted to the ABG Purchasers.

On April 3, 2016, the Company also entered into a Securities Purchase Agreement (collectively, the “Additional Purchase Agreements”) with each of Beijing Shijilongxin Investment Co., Ltd. ( “Beijing Shijilongxin”), FREJOY Investment Management Co., Ltd. (“Frejoy”) and Yuhan Corporation (“Yuhan”), pursuant to which, among other things, the Company agreed to issue and sell, in separate private placement transactions: (1) to Beijing Shijilongxin, 8,108,108 shares of Common Stock, and a warrant to purchase 1,176,471 shares of Common Stock, for an aggregate purchase price of $45,000,000; (2) to Frejoy, 8,108,108 shares of Common Stock, and a warrant to purchase 1,176,471 shares of Common Stock, for an aggregate purchase price of $45,000,000; and (3) to Yuhan, 1,801,802 shares of Common Stock, and a warrant to purchase 235,294 shares of Common Stock, for an aggregate purchase price of $10,000,000. The warrants to be issued pursuant to each of the Additional Purchase Agreements (collectively, the “Additional Warrants” and, together with each ABG Warrant, the “Warrants”) will have an exercise price of $8.50 per share, will be immediately exercisable upon issuance, will have a term of three years and will be exercisable on a cash or cashless exercise basis.

Under the terms of the Additional Purchase Agreements, each of Beijing Shijilongxin, Frejoy and Yuhan has the right to demand, at any time beginning six months after the closing of the transactions contemplated by the applicable Additional Purchase Agreement, that the Company prepare and file with the SEC a registration statement to register for resale such investor’s shares of Common Stock purchased pursuant to the applicable Additional Purchase Agreement and the shares of Common Stock issuable upon exercise of such investor’s Additional Warrant. In addition, the Company may be required to effect certain registrations to register for resale such shares in connection with certain “piggy-back” registration rights granted to Beijing Shijilongxin, Frejoy and Yuhan.

The closing of the transactions contemplated by the ABG Purchase Agreement and each of the Additional Purchase Agreements are each subject to customary closing conditions, including obtaining clearance for the issuance of the applicable shares of Common Stock and the Warrants in accordance with the listing requirements of The Nasdaq Stock Market LLC and the completion of due diligence by Ally Bridge, Beijing Shijilongxin, Frejoy and Yuhan, respectively. The Company expects that the closings of the transactions will occur by the end of May 2016.

The foregoing summaries of the ABG Purchase Agreement, the Additional Purchase Agreements and the Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the ABG Purchase Agreement, the Additional Purchase Agreements and the Warrants that will be filed with the SEC as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2016.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Common Stock issuable pursuant to the ABG Purchase Agreement and the Additional Purchase Agreements, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) were offered and will be sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section
4(a)(2) thereof and Rule 506 of Regulation D thereunder or Regulation S under the Securities Act. Each of Ally Bridge, Beijing Shijilongxin, Frejoy and Yuhan represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, warrants or any other securities of the Company.

Item 8.01. Other Events.

On April 4, 2016, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K regarding its entry into the private placement transactions with Ally Bridge, Beijing Shijilongxin, Frejoy and Yuhan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: April 5, 2016	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated April 4, 2016.